Exhibit 99.1
[cover]

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call TABLE OF CONTENTS Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Adjusted EBITDA and Coverage Ratios 5 Supplemental Cash Flow Information 6 Industrial Operating and Leasing Statistics 7 Industrial Market Operating Statistics 8 Industrial Portfolio Overview 9 Unconsolidated Industrial Portfolio Overview 10 Industrial Lease Expirations 11 Top 25 Customers 12 Historical Industrial Operating and Leasing Statistics 13 Acquisitions 14 Operating Property Dispositions 15 Private Capital Joint Venture Activity 16 New Development & Renovation Projects 17 Development & Renovation Projects in Process 18 Stabilized Development & Renovation Projects 21 Development Projects Available for Sale or Contribution and Sold or Contributed Projects 22 Capitalization Summary 23 Co-Investment Consolidated Joint Ventures 24 Other Consolidated Joint Ventures 25 Unconsolidated Joint Ventures, Mortgage Investments and Other Investments 26 Reporting Definitions 27 Supplemental Financial Measures Disclosures 28 AMB Property Corporation Contacts 29 Cover: AMB Spruce Avenue is a newly acquired bulk warehouse building totaling 559,605 square feet on a 21.5 acre site in the San Francisco International Airport submarket. The property is situated less than one mile from Highway 101, Interstate 380 and is within walking distance of two Bay Area Rapid Transit (BART) stations. AMB Spruce Avenue is i fully leased to the City and County of San Francisco Airport Commission and is located in a zone planned for high density, mixed-use commercial and residential purposes.

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call FINANCIAL HIGHLIGHTS (dollars in thousands, except share data) Quarters Ended September 30, Nine Months Ended September 30, 2005 Change 2004 2005 Change 2004 Operating Data Revenues $ 175,422 4.5% $ 167,789 $ 517,550 8.1% $ 478,828 Adjusted EBITDA (1) 125,101 -2.7% 128,616 391,282 8.2% 361,509 Net income available to common stockholders 27,285 -9.8% 30,266 111,275 78.9% 62,188 FFO (2) 46,468 -15.1% 54,744 146,620 -2.9% 151,029 Per diluted share and unit: EPS $ 0.31 -11.4% $ 0.35 $ 1.27 74.0% $ 0.73 FFO (2) 0.50 -18.0% 0.61 1.59 -5.4% 1.68 Dividends per common share 0.440 3.5% 0.425 1.32 3.5% 1.28 Ratios Interest coverage (1) 2.9 x 3.0 x 3.0 x 2.9 x Fixed charge coverage (1) 2.2 x 2.4 x 2.3 x 2.3 x FFO payout 88% 70% 83% 76% As of September 30, 2005 June 30, 2005 March 31, 2005 December 31, 2004 Capitalization AMB’s share of total debt (3) $ 2,641,073 $ 2,573,040 $ 2,527,494 $ 2,395,046 Preferred equity 392,325 392,325 392,325 392,325 Market equity 4,035,177 3,862,441 3,338,920 3,554,108 Total capitalization $ 7,068,575 $ 6,827,806 $ 6,258,739 $ 6,341,479 Ratios AMB’s share of total debt-to-AMB’s share of total book capitalization (3) (4) 55.8% 55.4% 55.1% 54.0% AMB’s share of total debt-to-AMB’s share of total market capitalization (3) (5) 37.4% 37.7% 40.4% 37.8% Total common shares and units outstanding 89,870,295 88,934,860 88,683,130 87,994,744 . (1) See the footnotes to the Adjusted EBITDA and Coverage Ratios. (2) See the footnotes to the Consolidated Statements of Funds from Operations. (3) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. (4) See Reporting Definitions for definition of “AMB’s share of total debt-to-AMB’s share of total book capitalization.” (5) See Reporting Definition for definition of “AMB’s share of total debt-to-AMB’s share of total market capitalization.” 1

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONSOLIDATED BALANCE SHEETS (dollars in thousands) As of September 30, 2005 June 30, 2005 March 31, 2005 December 31, 2004 Assets Investments in real estate: Total investments in properties $ 6,898,824 $ 6,680,432 $ 6,608,737 $ 6,526,144 Accumulated depreciation (721,892) (683,679) (652,085) (615,646) Net investments in properties 6,176,932 5,996,753 5,956,652 5,910,498 Investments in unconsolidated joint ventures 115,624 121,000 105,127 55,166 Properties held for contribution, net 80,245 — - — Properties held for divestiture, net 45,742 75,472 49,455 87,340 Net investments in real estate 6,418,543 6,193,225 6,111,234 6,053,004 Cash and cash equivalents 162,437 169,471 215,068 146,593 Mortgages and loans receivable 21,652 21,682 21,710 13,738 Accounts receivable, net 158,000 173,360 135,768 109,028 Other assets 75,605 66,633 71,304 64,580 Total assets $ 6,836,237 $ 6,624,371 $ 6,555,084 $ 6,386,943 Liabilities and Stockholders’ Equity Secured debt $ 2,051,480 $ 1,843,861 $ 1,915,702 $ 1,892,524 Unsecured senior debt securities 1,003,940 1,003,940 1,003,940 1,003,940 Unsecured debt 24,175 8,710 8,869 9,028 Unsecured credit facilities 472,291 549,397 422,616 351,699 Accounts payable and other liabilities 262,425 242,944 258,159 262,286 Total liabilities 3,814,311 3,648,852 3,609,286 3,519,477 Minority interests: Joint venture partners 933,262 906,527 884,188 828,622 Preferred unitholders 278,378 278,378 278,378 278,378 Limited partnership unitholders 86,719 89,601 89,377 89,326 Total minority interests 1,298,359 1,274,506 1,251,943 1,196,326 Stockholders’ equity: Common stock 1,620,363 1,597,809 1,590,651 1,567,936 Preferred stock 103,204 103,204 103,204 103,204 Total stockholders’ equity 1,723,567 1,701,013 1,693,855 1,671,140 Total liabilities and stockholders’ equity $ 6,836,237 $ 6,624,371 $ 6,555,084 $ 6,386,943 2

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONSOLIDATED STATEMENTS OF OPERATIONS (dollars in thousands, except share data) For the Quarters Ended For the Nine Months Ended September 30, September 30, 2005 2004 2005 2004 Revenues Rental revenues $ 169,658 $ 165,063 $ 505,030 $ 470,751 Private capital income 5,764 2,726 12,520 8,077 Total revenues 175,422 167,789 517,550 478,828 Costs and expenses Property operating costs (43,646) (41,226) (130,842) (120,849) Depreciation and amortization (44,471) (39,488) (132,294) (112,362) General and administrative (19,665) (15,656) (57,070) (44,869) Fund costs (329) (78) (1,073) (737) Total costs and expenses (108,111) (96,448) (321,279) (278,817) Operating income 67,311 71,341 196,271 200,011 Other income and expenses Equity in earnings of unconsolidated joint ventures 1,529 603 9,959 3,256 Other income and expenses, net 2,897 1,253 3,224 3,219 Gains from dispositions of real estate — - 18,923 — Development profits, net of taxes 398 1,521 20,322 4,756 Interest expense, including amortization (40,760) (40,287) (122,345) (119,309) Total other income and expenses (35,936) (36,910) (69,917) (108,078) Income before minority interests and discontinued operations 31,375 34,431 126,354 91,933 Minority interests’ share of income: Joint venture partners’ share of income (10,902) (9,958) (33,070) (27,811) Joint venture partners’ share of development profits (21) (145) (10,136) (894) Preferred unitholders (5,368) (4,942) (16,104) (14,766) Limited partnership unitholders (636) (846) (1,713) (2,099) Total minority interests’ share of income (16,927) (15,891) (61,023) (45,570) Income from continuing operations 14,448 18,540 65,331 46,363 Discontinued operations: Income attributable to discontinued operations, net of minority 290 3,059 3,620 8,849 Gain from disposition of real estate, net of minority interests 14,330 10,450 47,673 12,325 Total discontinued operations 14,620 13,509 51,293 21,174 Net income 29,068 32,049 116,624 67,537 Preferred stock dividends (1,783) (1,783) (5,349) (5,349) Net income available to common stockholders $ 27,285 $ 30,266 $ 111,275 $ 62,188 Net income per common share (diluted) $ 0.31 $ 0.35 $ 1.27 $ 0.73 Weighted average common shares (diluted) 88,373,479 85,395,787 87,424,751 85,012,460 3

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS (1) (dollars in thousands, except share data) For the Quarters Ended For the Nine Months Ended September 30, September 30, 2005 2004 2005 2004 Net income $ 29,068 $ 32,049 $ 116,624 $ 67,537 Gains from disposition of real estate, net of minority interests (14,330) (10,450) (66,596) (12,325) Depreciation and amortization: Total depreciation and amortization 44,471 39,488 132,294 112,362 Discontinued operations’ depreciation 239 3,136 1,468 10,369 Non-real estate depreciation (892) (172) (2,439) (508) Adjustments to derive FFO from consolidated JVs: Joint venture partners’ minority interests (Net income) 10,902 9,958 33,070 27,811 Limited partnership unitholders’ minority interests (Net income) 636 846 1,713 2,099 Limited partnership unitholders’ minority interests (Development profits) 16 79 568 222 Discontinued operations’ minority interests (Net income) 22 2,728 611 4,150 FFO attributable to minority interests (24,944) (22,193) (72,634) (58,172) Adjustments to derive FFO from unconsolidated JVs: AMB’s share of net income (1,529) (603) (9,959) (3,256) AMB’s share of FFO 4,592 1,661 11,808 6,089 AMB’s share of development profits, net of taxes — - 5,441 — Preferred stock dividends (1,783) (1,783) (5,349) (5,349) Funds from operations $ 46,468 $ 54,744 $ 146,620 $ 151,029 FFO per common share and unit (diluted) $ 0.50 $ 0.61 $ 1.59 $ 1.68 Weighted average common shares and units (diluted) 93,034,016 90,146,245 92,121,224 89,764,633 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB’s financial performance, and of FFO’s limitations as a measurement tool. 4

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call ADJUSTED EBITDA (1) AND COVERAGE RATIOS (dollars in thousands) For the Quarters Ended For the Nine Months Ended September 30, September 30, 2005 2004 2005 2004 Net income $ 29,068 $ 32,049 $ 116,624 $ 67,537 Depreciation and amortization 44,471 39,488 132,294 112,362 Stock-based compensation amortization 2,679 2,467 9,623 7,943 Adjustments to derive adjusted EBITDA from unconsolidated JVs: AMB’s share of net income (1,529) (603) (9,959) (3,256) AMB’s share of FFO (2) 4,592 1,661 11,808 6,089 AMB’s share of interest expense 2,252 1,316 6,188 2,974 AMB’s share of development profits, net of taxes — - 5,441 — Interest expense, including amortization 40,760 40,287 122,345 119,309 Total minority interests’ share of income 16,927 15,891 61,023 45,570 Total discontinued operations, including gains (14,620) (13,509) (70,216) (21,174) Discontinued operations’ adjusted EBITDA 501 9,569 6,111 24,155 Adjusted EBITDA $ 125,101 $ 128,616 $ 391,282 $ 361,509 Interest Interest expense, including amortization — continuing operations $ 40,760 $ 40,287 $ 122,345 $ 119,309 Interest expense, including amortization - discontinued operations (50) 646 412 786 AMB’s share of interest expense from unconsolidated JVs 2,252 1,316 6,188 2,974 Total interest $ 42,962 $ 42,249 $ 128,945 $ 123,069 Interest coverage (3) 2.9 x 3.0 x 3.0 x 2.9 x Fixed charge Interest expense, including amortization — continuing operations $ 40,760 $ 40,287 $ 122,345 $ 119,309 Amortization of financing costs and debt premiums — continuing operations (1,218) (392) (2,911) (1,083) Interest expense, including amortization — discontinued operations (50) 646 412 786 Amortization of financing costs and debt premiums — discontinued operations — 22 22 1,447 AMB’s share of interest expense from unconsolidated JVs 2,252 1,316 6,188 2,974 Capitalized interest 8,187 5,883 21,928 11,812 Preferred unit distributions 5,368 4,942 16,104 14,766 Preferred stock dividends 1,783 1,783 5,349 5,349 Total fixed charge $ 57,082 $ 54,487 $ 169,437 $ 155,360 Fixed charge coverage (4) 2.2 x 2.4 x 2.3 x 2.3 x (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes adjusted EBITDA is a useful supplemental measure of operating performance and liquidity, of ways in which investors might use adjusted EBITDA when assessing AMB’s financial performance, and of adjusted EBITDA’s limitations as a measurement tool. (2) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB’s financial performance, and of FFO’s limitations as a measurement tool. (3) See Reporting Definitions for interest coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes interest coverage is a useful supplemental measure of liquidity. (4) See Reporting Definitions for fixed charge coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes fixed charge coverage is a useful supplemental measure of liquidity. 5

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call SUPPLEMENTAL CASH FLOW INFORMATION (dollars in thousands) For the Quarters Ended For the Nine Months Ended September 30, September 30, 2005 2004 2005 2004 Supplemental Information: Straight-line rents and amortization of lease intangibles $ 5,889 $ 2,856 $ 15,250 $ 11,961 AMB’s share of straight-line rents and amortization of lease intangibles $ 4,109 $ 2,089 $ 9,809 $ 8,577 Gross lease termination fees $ 90 $ 8,058 $ 1,372 $ 9,075 Net lease termination fees $ 52 $ 7,281 $ 1,266 $ 8,094 AMB’s share of net lease termination fees $ 52 $ 4,910 $ 1,261 $ 5,476 AMB’s share of unconsolidated JV’s NOI (1) $ 7,149 $ 2,840 $ 19,004 $ 8,655 JV Partners’ share of cash basis NOI (1) $ 39,170 $ 32,547 $ 113,243 $ 89,057 Discontinued operations’ NOI — Held for Sale (1) $ 387 $ 282 $ 1,121 $ 898 Discontinued operations’ NOI — Sold (1) $ 146 $ 9,248 $ 4,972 $ 23,251 Stock-based compensation amortization $ 2,679 $ 2,467 $ 9,623 $ 7,943 Capitalized interest $ 8,187 $ 5,883 $ 21,928 $ 11,812 Recurring capital expenditures: Tenant improvements $ 5,578 $ 6,298 $ 16,061 $ 17,264 Lease commissions and other lease costs 5,660 4,827 15,838 17,399 Building improvements 7,453 5,209 18,780 12,097 Sub-total 18,691 16,334 50,679 46,760 JV Partners’ share of capital expenditures (5,238) (4,007) (12,957) (11,621) AMB’s share of recurring capital expenditures $ 13,453 $ 12,327 $ 37,722 $ 35,139 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 6

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL OPERATING AND LEASING STATISTICS (dollars in thousands, except per square foot amounts) Year-to- Year-to-Operating Portfolio (1) Quarter Date Same Store Pool(2) Quarter Date Square feet owned at September 30, 2005 (3) 92,312,491 92,312,491 Square feet in same store pool at September 30, 2005 78,971,981 78,971,981 Occupancy percentage at September 30, 2005 94.6% 94.6% % of total consolidated industrial square feet 85.5% 85.5% Weighted average lease terms: Original 6.1 years 6.1 years Occupancy percentage at period end: Remaining 3.3 years 3.3 years September 30, 2005 94.4% 94.4% September 30, 2004 94.8% 94.8% Tenant retention 67.3% 65.0% Tenant retention 66.0% 64.5% Same Space Leasing Activity: (4) Rent increases (decreases) on renewals and rollovers (7.6%) (10.5%) Rent increases (decreases) on renewals and rollovers (7.9%) (10.4%) Same space square footage commencing (millions) 3.4 10.4 Same space square footage commencing (millions) 3.3 10.2 2nd Generation Leasing Activity: Cash basis NOI % change: (5) TIs and LCs per square foot: Revenues (3.5%) (0.9%) Retained $ 1.69 $ 1.71 Expenses (0.5%) (0.3%) Re-tenanted 3.51 3.15 NOI (5) (4.5%) (1.2%) Weighted average $ 2.58 $ 2.42 NOI without lease termination fees (5) 0.1% 0.3% Square footage commencing (millions) 4.4 13.2 (1) Includes all consolidated industrial operating properties and excludes industrial development and renovation projects. Excludes retail and other properties’ square feet of 0.3 million with occupancy of 98.3% and annualized base rent of $1.6 million. (2) The same store pool excludes properties purchased and developments stabilized after December 31, 2003. See Reporting Definitions. (3) In addition to owned square feet as of September 30, 2005, the Company manages 0.4 million additional square feet of industrial, retail and other properties. The Company also has investments in 13.8 million square feet of operating industrial properties through its investments in unconsolidated joint ventures. (4) Consists of second generation leases renewing or re-tenanting with current and prior lease terms greater than one year. (5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 7

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL MARKET OPERATING STATISTICS (1) As of September 30, 2005 Total No. New San North U.S. Hub and Total Total/ Dallas/ Los Jersey/ Francisco American Gateway Other Weighted Atlanta Chicago Ft. Worth Angeles (2) New York Bay Area Miami Seattle On-Tarmac (3) Markets Markets Average Number of buildings 47 102 39 141 130 140 53 66 38 756 211 967 Rentable square feet 5,215,338 10,020,108 3,754,147 13,343,297 9,738,549 11,664,638 5,437,813 7,692,688 3,028,714 69,895,292 22,417,199 92,312,491 % of total rentable square feet 5.6% 10.9% 4.1% 14.5% 10.5% 12.6% 5.9% 8.3% 3.3% 75.7% 24.3% 100.0% Occupancy percentage 88.5% 93.3% 90.9% 99.1% 94.4% 95.2% 95.8% 94.2% 95.7% 94.8% 94.1% 94.6% Annualized base rent (000’s) $19,403 $44,829 $13,057 $82,911 $70,398 $73,248 $38,128 $37,610 $47,819 $427,403 $126,429 $553,832 % of total annualized base rent 3.5% 8.1% 2.4% 15.0% 12.7% 13.2% 6.9% 6.8% 8.6% 77.2% 22.8% 100.0% Number of leases 171 199 120 397 411 414 245 274 244 2,475 741 3,216 Annualized base rent per square foot $4.20 $4.80 $3.83 $6.27 $7.66 $6.60 $7.32 $5.19 $16.50 $6.45 $5.99 $6.34 Lease expirations as a % of ABR: (4) 2005 2.7% 2.3% 6.1% 3.9% 1.7% 3.8% 4.0% 2.2% 7.0% 3.5% 3.6% 3.6% 2006 18.6% 25.8% 10.4% 20.5% 15.2% 10.0% 15.6% 19.2% 12.0% 16.5% 11.7% 15.4% 2007 12.7% 29.1% 14.4% 14.1% 13.5% 16.0% 19.9% 18.3% 7.3% 16.1% 15.0% 15.8% Weighted average lease terms: Original 6.1 years 4.9 years 5.3 years 6.0 years 6.5 years 5.5 years 5.7 years 5.9 years 8.8 years 5.9 years 6.8 years 6.1 years Remaining 3.1 years 2.3 years 3.3 years 3.2 years 3.7 years 2.9 years 3.5 years 3.0 years 4.8 years 3.2 years 3.8 years 3.3 years Tenant retention: Quarter 87.7% 92.6% 35.9% 34.6% 36.7% 67.9% 69.7% 69.7% 81.4% 64.7% 77.5% 67.3% Year-to-date 78.1% 75.8% 49.2% 59.4% 47.6% 69.3% 62.6% 62.3% 80.5% 64.7% 65.8% 65.0% Rent increases on renewals and rollovers: Quarter (11.3%) 6.4% 2.8% 0.2% 10.5% (33.4%) (5.3%) (8.9%) 6.6% (10.1%) 4.0% (7.6%) Same space SF leased 122,669 684,305 104,749 387,305 262,814 647,554 304,878 215,254 39,467 2,768,995 667,855 3,436,850 Year-to-date (2.5%) 0.6% (5.4%) 2.5% 9.5% (44.9%) (0.6%) (3.4%) 0.7% (12.0%) (2.8%) (10.5%) Same space SF leased 475,270 1,118,702 459,773 2,160,351 711,742 1,709,551 864,291 762,467 225,745 8,487,892 1,906,438 10,394,330 Same store cash basis NOI % change: (5) Quarter (2.1%) (5.3%) (1.4%) 2.7% 3.1% (26.6%) (1.7%) 3.0% 9.9% (5.6%) (0.3%) (4.5%) Year-to-date (3.9%) 0.8% 5.4% 2.3% 7.0% (13.2%) (0.2%) 5.3% 2.3% (1.2%) (1.2%) (1.2%) Sq. feet owned in same store pool (6) 4,642,478 7,540,848 3,613,987 12,228,801 6,884,883 11,105,033 4,658,572 6,857,569 2,911,469 60,443,640 18,528,341 78,971,981 AMB’s pro rata share of square feet (7) 2,701,655 8,675,975 2,729,939 10,650,047 5,392,363 8,670,858 4,351,406 3,919,019 2,419,438 49,510,700 18,600,122 68,110,822 Total market square footage (8) 6,030,358 14,615,987 3,862,787 18,257,530 10,838,322 12,068,555 6,097,924 7,692,688 4,294,225 83,758,376 34,246,263 118,004,639 (1) Includes all industrial consolidated operating properties and excludes industrial development and renovation projects. (2) The Company also has a 19.9 acre parking lot with 2,720 parking spaces and 12 billboard signs in the Los Angeles market immediately adjacent to LAX. (3) Includes domestic on-tarmac cargo facilities at 15 airports. (4) See Reporting Definitions. (5) See Supplemental Financial Measures Disclosu res for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. (6) Same-store pool at September 30, 2005, excludes properties or developments stabilized after December 31, 2003. (7) Calculated as AMB’s pro rata share of square feet on consolidated and unconsolidated operating properties. (8) Total market square footage includes industrial and retail operating properties, development properties, unconsolidated properties (100% SF), and properties managed for third parties. 8

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL PORTFOLIO OVERVIEW As of September 30, 2005 Number Rentable % of Total Annualized % of Total Annualized of Square Rentable Occupancy Base Rent Annualized Number Base Rent per Buildings Feet Square Feet Percentage (000’s) Base Rent of Leases Square Foot Domestic Hub Markets 756 69,895,292 75.7% 94.8% $ 427,403 77.2% 2,475 $ 6.45 Other Markets Domestic Target Markets Austin 10 1,656,254 1.8 93.7 9,498 1.7 34 6.12 Baltimore/Washington DC 52 3,631,269 4.0 97.6 26,116 4.7 186 7.37 Boston 38 4,885,068 5.3 89.6 29,163 5.3 90 6.66 Minneapolis 29 3,676,598 4.0 96.3 15,408 2.8 146 4.35 Subtotal/Weighted Average 129 13,849,189 15.1 94.0 80,185 14.5 456 6.16 Domestic Non-Target Markets Charlotte 21 1,317,864 1.4 83.2 5,586 1.0 65 5.09 Columbus 1 240,000 0.3 100.0 720 0.1 3 3.00 Houston 1 410,000 0.4 100.0 2,531 0.5 1 6.17 Memphis 17 1,883,845 2.0 90.3 8,703 1.6 50 5.12 New Orleans 5 410,839 0.4 99.7 2,041 0.4 52 4.98 Orlando 16 1,424,748 1.5 97.9 6,294 1.1 75 4.51 Portland 5 676,104 0.8 97.4 3,091 0.5 8 4.69 San Diego 5 276,167 0.3 85.4 1,887 0.3 19 8.00 Subtotal/Weighted Average 71 6,639,567 7.1 92.6 30,853 5.5 273 5.02 International Target Markets (1) Amsterdam, Netherlands 5 476,972 0.5 100.0 4,677 0.8 5 9.81 Frankfurt, Germany 1 166,917 0.2 100.0 2,009 0.4 1 12.04 Lyon, France 1 262,491 0.3 100.0 1,474 0.3 2 5.62 Paris, France 4 1,022,063 1.1 100.0 7,231 1.3 4 7.07 Subtotal/Weighted Average 11 1,928,443 2.1 100.0 15,391 2.8 12 7.98 Total Other Markets 211 22,417,199 24.3 94.1 126,429 22.8 741 5.99 Total/Weighted Average 967 92,312,491 100.0% 94.6% $ 553,832 100.0% 3,216 $ 6.34 (1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at September 30, 2005. 9

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call UNCONSOLIDATED INDUSTRIAL PORTFOLIO OVERVIEW As of September 30, 2005 Number Rentable Annualized % of Total Annualized of Square Occupancy Base Rent Annualized Base Rent per Buildings Feet Percentage (000’s) Base Rent Square Foot Domestic Hub Markets Atlanta 7 407,028 74.5% $ 1,687 2.9% $ 5.56 Chicago 36 4,046,721 81.7 14,613 25.0 4.42 Los Angeles 10 3,312,452 100.0 13,335 22.8 4.03 No. New Jersey/New York City 1 212,335 100.0 828 1.4 3.90 Subtotal/Weighted Average 54 7,978,536 89.4 30,463 52.1 4.27 Domestic Target Markets 6 474,172 100.0 1,913 3.3 4.03 Domestic Non-Target Markets 9 1,232,799 99.2 3,924 6.7 3.21 International Target Markets (1) Guadalajara, Mexico 5 687,088 94.0 3,809 6.5 5.90 Mexico City, Mexico 4 960,534 100.0 5,961 10.2 6.21 Tokyo, Japan 7 1,184,662 95.0 12,346 21.2 10.97 Subtotal/Weighted Average 16 2,832,284 96.4 22,116 37.9 8.10 Total/Weighted Average 85 12,517,791 92.4% $ 58,416 100.0% $ 5.05 COMBINED INDUSTRIAL PORTFOLIO SUMMARY (2) Number Rentable Annualized % of Total Annualized of Square Occupancy Base Rent Annualized Base Rent per Buildings Feet Percentage (000’s) Base Rent Square Foot Domestic Hub Markets 810 77,873,828 94.2% $ 457,866 74.8% $ 6.24 Domestic Target 135 14,323,361 94.2 82,098 13.4 6.08 Domestic Non-Target 80 7,872,366 93.6 34,777 5.7 4.72 International 27 4,760,727 97.9 37,507 6.1 8.05 Total/Weighted Average 1,052 104,830,282 94.3% $ 612,248 100.0% $ 6.19 (1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at September 30, 2005. (2) Includes all consolidated and unconsolidated industrial operating properties on a 100% basis. 10

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL LEASE EXPIRATIONS (1) As of September 30, 2005 (dollars in thousands) % of Square Annualized Annualized Feet Base Rent (2) Base Rent 2005 3,048,301 $ 20,831 3.6% 2006 14,888,075 90,022 15.4% 2007 15,320,484 92,737 15.8% 2008 14,069,821 85,869 14.6% 2009 11,918,134 73,490 12.5% 2010 10,580,497 78,346 13.4% 2011 4,899,904 37,958 6.5% 2012 4,145,160 36,067 6.2% 2013 1,393,038 15,063 2.6% 2014 3,618,435 25,473 4.4% 2015 and beyond 3,655,002 29,565 5.0% Total 87,536,851 $ 585,421 100.0% (1) Schedule includes in-place leases and leases with future commencement dates. Schedule also includes leases in month-to-month and hold-over status totaling 2.3 million square feet. (2) Calculated as monthly rent at expiration multiplied by 12. Non-U.S. Dollar projects are converted to U.S. Dollars using the budgeted exchange rate at expiration. 11

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call TOP 25 CUSTOMERS As of September 30, 2005 (dollars in thousands) Percentage of Percentage of Aggregate Aggregate Aggregate Rentable Leased Annualized Annualized Customer Name (1) Number of Leases Square Feet Square Feet (2) Base Rent (3) Base Rent (4) United States Government (5) (6) 49 927,601 1.0% $ 18,329 3.3% FedEx Corporation (5) 25 1,324,093 1.4% 13,579 2.4% Deutsche Post World Net (5) 32 1,249,077 1.3% 10,295 1.8% Harmonic Inc. 4 285,480 0.3% 6,674 1.2% Expeditors International 8 1,093,673 1.2% 6,061 1.1% City and County of San Francisco 1 559,605 0.6% 5,714 1.0% La Poste 2 854,435 0.9% 5,505 1.0% Worldwide Flight Services (5) 16 352,723 0.4% 4,552 0.8% International Paper Company 7 525,893 0.6% 4,198 0.7% Exel, Inc. 11 460,169 0.5% 3,752 0.7% UPS 13 521,713 0.6% 3,633 0.6% Panalpina, Inc. 7 572,935 0.6% 3,542 0.6% Nippon Express USA 5 429,040 0.5% 3,361 0.6% Forward Air Corporation 7 462,714 0.5% 3,358 0.6% BAX Global Inc. (5) 8 187,514 0.2% 2,852 0.5% Ahold NV 5 644,571 0.7% 2,837 0.5% Eagle Global Logistics, L.P. 8 434,451 0.5% 2,820 0.5% Elmhult Limited Partnership 5 760,253 0.8% 2,686 0.5% Virco Manufacturing Company 1 559,000 0.6% 2,566 0.5% Aeroground Inc. 6 201,367 0.2% 2,483 0.4% United Air Lines Inc. (5) 5 118,825 0.1% 2,456 0.4% County of Los Angeles (7) 10 148,410 0.2% 2,455 0.4% Integrated Airline Services (5) 6 233,656 0.3% 2,230 0.4% Iron Mountain Information Management 10 466,539 0.5% 2,209 0.4% Arrow Air Inc. 1 117,245 0.1% 2,199 0.4% Total 13,490,982 14.8% $ 120,346 21.3% (1) Customer(s) may be a subsidiary of or an entity affiliated with the named customer. The Company also holds a lease at our Park One property adjacent to LAX with an ABR of $7,217, which is not included. (2) Computed as aggregate leased square feet divided by the aggregate leased square feet of the industrial, retail and other properties. (3) See Reporting Definitions. (4) Computed as aggregate annualized base rent divided by the aggregate annualized base rent of the industrial, retail and other properties. (5) Apron rental amounts (but not square footage) are included. (6) United States Government includes the United States Postal Service (USPS), United States Customs, United States Department of Agriculture (USDA) and various other U.S. governmental agencies. (7) County of Los Angeles includes Child Support Services Department, the Fire Department, the District Attorney, the Sheriff’s Department and the City of Los Angeles. 12

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONSOLIDATED HISTORICAL INDUSTRIAL OPERATING AND LEASING STATISTICS Total Market Square Footage Occupancy Percentage (Annual) (Quarterly) 130,000,000 100.0% 120,000,000 97.5% 110,000,000 100,000,000 95.0% 90,000,000 80,000,000 92.5% 70,000,000 60,000,000 90.0% 1998 1999 2000 2001 2002 2003 2004 2005 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Tenant Retention Same Store NOI % Change (Annual) (Annual) 85.0% 10.0% 8.0% 80.0% 6.0% 75.0% 4.0% 2.0% 70.0% 0.0% 65.0% -2.0% -4.0% 60.0% -6.0% -8.0% 55.0% 1998 1999 2000 2001 2002 2003 2004 2005 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 13

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call ACQUISITIONS For the Quarter ended September 30, 2005 (dollars in thousands) AMB’s Number of Square Month of Acquisition Ownership Property Name Location Buildings Feet Acquisition Cost Percentage Property Acquisitions AMB Alliance Fund III 1. AMB Cedar Hill Distribution Stoughton, MA 1 65,000 August $ 4,682 20% 2. AMB Forest Distribution Center Santa Fe Springs, CA 1 87,694 August 7,142 20% 3. AMB High Grove Distribution Glendale Heights, IL 1 98,500 August 6,222 20% 4. AMB Spruce Avenue South San Francisco, CA 1 559,605 September 66,516 20% Subtotal 4 810,799 84,562 AMB Japan Fund I 5. AMB Higashi Ogishima Kawasaki, Japan 1 269,261 August 22,035 20% AMB Partners II 6. AMB Portside Distribution Center Seattle, WA 1 407,491 July 28,728 20% 7. AMB Pointview Distribution Center South Brunswick, NJ 1 250,000 July 17,530 20% Subtotal 2 657,491 46,258 AMB Property Corporation 8. AMB Port of Rotterdam Rotterdam, Netherlands 1 85,196 September 5,660 100% Total Third Quarter Property Acquisitions 8 1,822,747 $ 158,515 (1) 29% Weighted Average Stabilized Cap Rate GAAP/Cash 7.2%/7.2% Total Year-to-Date Property Acquisitions 26 4,750,466 $ 376,189 49% Weighted Average Stabilized Cap Rate GAAP/Cash 7.3%/7.0% Other Acquisitions IAT Air Cargo Facilities Income Fund (2) n/a n/a September $ 2,526 5% Total Third Quarter Other Acquisitions n/a n/a $ 2,526 5% Total Year-to-Date Other Acquisitions - - $ 48,635 41% Total Year-to-Date Acquisitions $ 424,824 45% (1) Represents the total expected investment, including closing costs and estimated acquisition capital of $5.3 million. (2) The Company has an approximate 5% equity interest in IAT Air Cargo Facilities Income Fund, a public Canadian real estate income trust. 14

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call OPERATING PROPERTY DISPOSITIONS For the Quarter ended September 30, 2005 (dollars in thousands) Number of AMB’s Buildings Square Month of Disposition Ownership Property Name Location or Centers Feet Disposition Price Percentage 1. Peninsula Business Center Newport News, VA 1 60,215 July $ 4,220 100% 2. The Rotunda Baltimore, MD 3 215,237 July 29,530 100% 3. LaGrange/South Davis Atlanta, GA 1 82,170 August 460 100% 4. AMB LAS Cargo Center 5 Las Vegas, NV 1 29,876 August 4,169 100% 5. Around Lenox (Retail) Atlanta, GA 1 125,222 August 33,850 90% 6. Coltongo Mexico City, Mexico 1 131,924 September 4,550 98% Total Third Quarter Dispositions 8 644,644 $ 76,779 95% Weighted Average Stabilized Cash Cap Rate 7.5% Total Year-to-Date Dispositions 36 2,498,966 $ 252,049 81% Weighted Average Stabilized Cash Cap Rate 7.7% 15

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONTRIBUTIONS TO PRIVATE CAPITAL JOINT VENTURES For the Quarter ended September 30, 2005 (dollars in thousands) AMB’s Retained Number of Square Contribution Ownership Property Contributions Location Buildings Feet Value Percentage None n/a n/a n/a n/a Total Third Quarter Property Contributions - — $ — n/a Weighted Average Stabilized Cash Cap Rate Total Year-to-Date Property Contributions 7 1,306,858 $ 130,500 20% Weighted Average Stabilized Cash Cap Rate 7.5% 16

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call NEW DEVELOPMENT & RENOVATION PROJECTS For the Quarter ended September 30, 2005 (dollars in thousands) Estimated Estimated AMB’s Estimated Square Total Ownership Projects Location Developer Stabilization Feet Investment (1) Percentage 1. AMB BRU Air Cargo Center (2) Brussels, Belgium AMB Q1 06 82,322 $ 10,100 100% 2. AMB L’Isle d’Abeau Logistics Park Bldg C (2) Lyon, France GEPRIM Q1 07 277,817 19,000 100% 3. AMB Pearson Logistics Center — Bldg 200 (2) Toronto, Canada AMB Q1 07 205,518 14,400 100% 4. AMB Turnberry Distribution VI Roselle, IL AMB Q1 07 179,400 10,500 20% 5. AMB Frankfurt Logistics Center 556 Phase II (2) Frankfurt, Germany AMB Q1 07 102,031 15,900 100% 6. AMB Fokker Logistics Center 2 Bldg 1 (2) Amsterdam, Netherlands Delta Group Q1 07 118,375 14,400 100% 7. AMB Pearson Logistics Center — Bldg 100 (2) Toronto, Canada AMB Q2 07 446,338 27,900 100% 8. AMB Gonesse Distribution Center (2) Paris, France GEPRIM Q3 07 590,088 50,700 100% Total Third Quarter New Projects 2,001,889 $ 162,900 94% Weighted Average Estimated Stabilized GAAP Yield (2) (3) 7.8% Total Year-to-Date New Projects 4,564,292 $ 335,000 96% Weighted Average Estimated Stabilized GAAP Yield (2) (3) 8.1% (1) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at September 30, 2005. (2) Yields on international projects are on an after-tax basis. (3) Yields exclude value-added conversion projects. 17

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call DEVELOPMENT & RENOVATION PROJECTS IN PROCESS As of September 30, 2005 (dollars in thousands) Estimated Estimated AMB’s Estimated Square Feet Total Ownership Projects Location Developer Stabilization at Stabilization Investment (1) Percentage Remaining 2005 Deliveries 1. Platinum Triangle Land (3) Anaheim, CA AMB Q4 — $ 33,200 100% 2. AMB West O’Hare Bldg 1 Elk Grove Village, IL AMB Q4 189,240 14,900 20% Total Remaining 2005 Deliveries 189,240 $ 48,100 75% Leased or Under Contract For Sale/Funded-to-date (4) 79% $ 29,800 (2) Weighted Average Estimated Stabilized GAAP Yield 9.2% Continued on next page (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Excludes 1,322 acres of land held for future development or sale (representing a potential 23.0 million square feet) totaling $274.4 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at September 30, 2005. (2) AMB’s share of amounts funded to date for 2005, 2006, 2007 and 2008 deliveries was $19.2 million, $490.3 million, $22.0 million and $7.5 million, respectively, for a total of $539.0 million. (3) Represents a value-added conversion project. See Reporting Definitions. (4) Leased or Under Contract For Sale excludes value-added conversions. 18

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call DEVELOPMENT & RENOVATION PROJECTS IN PROCESS As of September 30, 2005 (dollars in thousands) Estimated Estimated AMB’s Estimated Square Feet Total Ownership Projects Location Developer Stabilization at Stabilization Investment (1) Percentage 2006 Deliveries 3. Monarch Commerce Center - Bldg 1 Miramar, FL AMB Q1 71,903 $ 5,500 100% 4. Monarch Commerce Center — Bldg 2 Miramar, FL AMB Q1 32,151 2,400 100% 5 .Monarch Commerce Center — Bldg 3 Miramar, FL AMB Q1 37,447 2,800 100% 6. Narita Air Cargo 1 — Phase 1 Bldg A (5) Tokyo, Japan AMB Blackpine Q1 107,781 11,400 100% 7. Narita Air Cargo 1 — Phase 1 Bldg B (5) Tokyo, Japan AMB Blackpine Q1 563,186 59,600 100% 8. Dulles Commerce Center — Bldg 150 Dulles, VA Seefried Properties Q1 72,600 6,400 20% 9. AMB Layline Distribution Center (3) Torrance, CA AMB Q1 298,000 29,000 100% 10. AMB West O’Hare — Bldg 2 Elk Grove Village, IL AMB Q1 119,708 9,100 20% 11. AMB BRU Air Cargo Center (5) Brussels, Belgium AMB Q1 82,322 10,100 100% 12. AMB Redlands — Parcel 1 Redlands, CA AMB Q1 699,350 24,800 100% 13. Nash Logistics Center (4) El Segundo, CA AMB Q2 75,000 12,400 50% 14. AMB Amagasaki Distribution Center (5) Osaka, Japan AMB Blackpine Q2 965,026 97,600 100% 15. Dulles Commerce Center — Bldg 200 Dulles, VA Seefried Properties Q2 97,232 7,600 20% 16. Highway 17 — 50 Broad Street (3) Carlstadt, NJ AMB Q2 120,000 9,100 100% 17. Highway 17 — 55 Madison Street (3) Carlstadt, NJ AMB Q2 150,446 11,900 100% 18. AMB Ohta Distribution Center (5) Tokyo, Japan AMB Blackpine Q2 787,088 176,900 100% 19. Singapore Airport Logistics Center — Bldg 2 (4) (5) Changi Airport, Singapore Boustead Projects PTE Q2 254,267 11,800 50% 20. Spinnaker Logistics (3) Redondo Beach, CA AMB Q2 279,431 30,700 39% 21. Northfield Bldg 700 Dallas, TX Seefried Properties Q3 108,640 6,100 20% 22. Beacon Lakes — Bldg 6 Miami, FL Codina Q3 206,464 11,700 79% 23. AMB Horizon Creek — Bldg 400 Atlanta, GA Seefried Properties Q3 204,256 9,100 100% 24. Fordyce Distribution Center (3) Carson, CA AMB Q3 250,000 17,600 20% 25. AMB Fokker Logistics Center 1 (5) Amsterdam, Netherlands Delta Group Q3 236,749 27,400 100% 26. Agave — Bldg 4 (5) Mexico City, Mexico G. Accion Q4 217,514 13,300 98% 27. AMB Annagem Distribution Centre (5) Toronto, Canada AMB Q4 194,330 12,700 100% 28. Beacon Lakes Village — Phase 1 Bldg 2E Miami, FL Codina Q4 56,430 5,100 79% 29. AMB Milton 401 Business Park — Bldg 1 (5) Toronto, Canada AMB Q4 373,245 19,300 100% 30. Beacon Lakes — Bldg. 10 Miami, FL Codina Q4 192,476 11,400 79% Total 2006 Deliveries 6,853,042 $ 652,800 86% Leased or Under Contract For Sale/Funded-to-date 28% $ 553,800 (2) Weighted Average Estimated Stabilized GAAP Yield (5) (6) 7.6% Continued on next page (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Excludes 1,322 acres of land held for future development or sale (representing a potential 23.0 million square feet) totaling $274.4 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at September 30, 2005. (2) AMB’s share of amounts funded to date for 2005, 2006, 2007 and 2008 deliveries was $19.2 million, $490.3 million, $22.0 million and $7.5 million, respectively, for a total of $539.0 million. (3) Represents a renovation project. See Reporting Definitions. (4) Represents projects in unconsolidated joint ventures. (5) Yields on international projects are on an after-tax basis. (6) Yields exclude value-added conversion projects. 19

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call DEVELOPMENT & RENOVATION PROJECTS IN PROCESS As of September 30, 2005 (dollars in thousands) (continued) Estimated Square Feet Total Ownership Projects Location Developer Stabilization at Stabilization Investment (1) Percentage 2007 Deliveries 31. AMB L’Isle d’Abeau Logistics — Bldg C (3) Lyon, France GEPRIM Q4 277,817 19,000 100% 32. AMB Pearson Logistics Center - Bldg. 200 (3) Toronto, Canada AMB Q1 205,518 $ 14,400 100% 33. AMB Frankfurt Logistics Center 556 Phase II (3) Frankfurt, Germany AMB Q1 102,031 15,900 100% 34. AMB Turnberry Distribution VI Roselle, IL AMB Q1 179,400 10,500 20% 35. AMB Fokker Logistics Center 2 — Bldg 1 (3) Amsterdam, Netherlands Delta Group Q1 118,375 14,400 100% 36. AMB Pearson Logistics Center — Bldg 100 (3) Toronto, Canada AMB Q2 446,338 27,900 100% 37. AMB Gonesse Distribution Center (3) Paris, France GEPRIM Q3 590,088 50,700 100% 38. AMB Barajas Logistics Park (3) Madrid, Spain Codina Torimbia Q4 454,779 30,300 80% Total 2007 Deliveries 2,374,346 $ 183,100 93% Leased or Under Contract For Sale/Funded-to-date 0% $ 24,100 (2) Weighted Average Estimated Stabilized GAAP Yield (3) (4) 8.0% 2008 Deliveries 39. AMB Fokker Logistics Center 3 (3) Amsterdam, Netherlands Delta Group Q1 313,229 $ 39,300 50% Total 2008 Deliveries 313,229 $ 39,300 50% Leased or Under Contract For Sale/Funded-to-date 0% $ 15,100 (2) Weighted Average Estimated Stabilized GAAP Yield (3) (4) 8.4% Total Scheduled Deliveries 9,729,857 $ 923,300 89% Leased or Under Contract For Sale/Funded-to-date 21% $ 622,800 (2) Weighted Average Estimated Stabilized GAAP Yield (3) (4) 7.8% (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Excludes 1,322 acres of land held for future development or sale (representing a potential 23.0 million square feet) totaling $274.4 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at September 30, 2005. (2) AMB’s share of amounts funded to date for 2005, 2006, 2007 and 2008 deliveries was $19.2 million, $490.3 million, $22.0 million and $7.5 million, respectively, for a total of $539.0 million. (3) Yields on international projects are on an after tax basis. (4) Yields exclude value-added conversion projects. 20

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call STABILIZED DEVELOPMENT & RENOVATION PROJECTS For the Quarter ended September 30, 2005 (dollars in thousands) AMB’s Square Total Ownership Projects Placed in Operations Location Developer Feet Investment (1) Percentage 1. Sterling Distribution 2 (2) Chino, CA Majestic Realty 490,000 $ 17,400 40% 2. Sterling Distribution 3 (2) Chino, CA Majestic Realty 390,000 13,900 40% 3. Beacon Lakes 9 Miami, FL Codina 206,656 10,100 79% Total Third Quarter Placed in Operations 1,086,656 $ 41,400 47% Leased/Weighted Average Stabilized GAAP Yield 100% 9.6% Total Year-to-Date Placed in Operations 2,155,803 $ 117,300 40% Leased/Weighted Average Stabilized GAAP Yield 100% 8.8% AMB’s Square Total Ownership Projects Available for Sale or Contribution Location Developer Feet Investment (1) Percentage 4. Interstate Crossdock (4) Teterboro, NJ AMB 616,992 $ 50,900 100% 5. Encino Distribution Center (5) Mexico City, Mexico G Accion 580,669 31,800 98% Total Third Quarter Available for Sale or Contribution 1,197,661 $ 82,700 99% Leased/Weighted Average Stabilized GAAP Yield (5) 97% 8.9% Total Year-to-Date Available for Sale or Contribution 1,819,550 $ 112,800 94% Leased/Weighted Average Stabilized GAAP Yield (5) 97% 8.9% (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Non-US Dollar investments are translated to US Dollars using the exchange rate at September 30, 2005. (2) Represents projects in unconsolidated joint ventures. (3) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of completion. (4) Represents a renovation project. See Reporting Definitions. (5) Yields on international projects on an after-tax basis. 21

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call DEVELOPMENT PROJECTS AVAILABLE FOR SALE OR CONTRIBUTION AND SOLD OR CONTRIBUTED PROJECTS As of September 30, 2005 (dollars in thousands) Estimated Estimated AMB’s Square Feet Total Ownership Projects Available for Sale or Contribution (1) Location at Completion Investment (2) Percentage 1. Wilsonville Phase II (4) Wilsonville, OR 249,625 $ 11,000 100% 2. O’Hare Industrial — 701 Hilltop Drive Itasca, IL 60,810 2,900 100% 3. Encino Distribution Center Mexico City, Mexico 580,669 31,800 98% 4. Interstate Crossdock (4) Teterboro, NJ 616,992 50,900 100% Total Available for Sale or Contribution 1,508,096 $ 96,600 99% Funded-to-date $ 95,000 (3) AMB’s AMB’s Recognized Square Gross Ownership Share of Projects Sold or Contributed Location Feet Price Percentage Net Cash Gain 1. Northbay Business Center — Land SF Bay Area — $ 3,200 100% 2. Central Business Park Bldg A SF Bay Area 12,144 1,300 100% Total Third Quarter Sold or Contributed 12,144 $ 4,500 100% $ 393 Total Year-to-Date Sold or Contributed 677,012 $ 94,126 72% $ 16,189 (1) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of completion. (2) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, carry and partner earnouts (if triggered by stabilization). The estimates are based on the Company’s current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at September 30, 2005. (3) AMB’s share of amounts funded to date was $94.4 million. Represents a renovation project. See Reporting Definitions. 22 (4)

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CAPITALIZATION SUMMARY As of September 30, 2005 (dollars in thousands, except share price) AMB Joint Unsecured Secured Venture Senior debt Unsecured Credit Total Market Equity Year Debt (1) Debt (1) Securities Debt Facilities (2) Debt Security Shares Price Value 2005 $ 1,618 $ 24,417 $ 150,000 $ 167 $ — $ 176,202 Common Stock 85,307,743 $ 44.90 $ 3,830,318 2006 65,452 82,673 75,000 16,325 — 239,450 LP Units 4,562,552 44.90 204,859 2007 12,502 75,298 75,000 752 383,091 546,643 Total 89,870,295 $ 4,035,177 2008 40,651 190,591 175,000 810 89,200 496,252 2009 5,157 167,399 100,000 873 — 273,429 Preferred Stock and Units (5) 2010 70,973 151,068 75,000 941 — 297,982 Dividend Liquidation 2011 21,715 437,873 75,000 1,014 — 535,602 Security Rate Preference 2012 258,301 187,262 — 1,093 — 446,656 (3) Series D & E preferred units 7.75% $ 90,789 2013 14,993 134,376 53,940 920 — 204,229 Series F preferred units 7.95% 10,057 2014 11,970 4,207 — 616 — 16,793 Series H preferred units 8.13% 42,000 Thereafter 6,307 74,055 225,000 664 — 306,026 Series I preferred units 8.00% 25,500 Sub-total 509,639 1,529,219 1,003,940 24,175 472,291 3,539,264 Series J preferred units 7.95% 40,000 Unamortized premiums 2,819 9,803 — - — 12,622 Series K preferred units 7.95% 40,000 Total consolidated debt 512,458 1,539,022 1,003,940 24,175 472,291 3,551,886 Series N preferred units (6) 5.00% 36,479 AMB’s share of unconsolidated Series L preferred stock 6.50% 50,000 JV Debt (4) - 163,684 — - — 163,684 Series M preferred stock 6.75% 57,500 Total debt 512,458 1,702,706 1,003,940 24,175 472,291 3,715,570 Weighted Average/Total 7.29% $ 392,325 JV partners’ share of consolidated JV debt — (1,074,497) — - — (1,074,497) Capitalization Ratios Total debt-to-total market capitalization (7) 45.6% AMB’s share of total debt (7) $ 512,458 $ 628,209 $ 1,003,940 $ 24,175 $ 472,291 $ 2,641,073 AMB’s share of total debt-to-AMB’s share of Weighted average interest rate 4.0% 6.3% 6.6% 7.5% 2.6% 5.6% total market capitalization (7) 37.4% Total debt plus preferred-to-total market capitalization (7) 50.4% Weighted average AMB’s share of total debt plus preferred-to-maturity (in years) 5.8 5.6 4.8 3.2 1.9 4.9 AMB’s share of total market capitalization (7) 42.9% (1) AMB secured debt includes debt related to international assets in the amount of $369.8 million. Of this, $259.9 million is associated with assets located in Asia and the remaining $109.9 million is related to assets located in Europe. (2) Represents three credit facilities with total capacity of approximately $811.4 million. Includes $118.6 million, $162.4 million, $55.5 million and $7.1 million in Euro, Yen, Canadian and Singapore dollar-based borrowings, respectively, translated to US Dollars using the foreign exchange rates at September 30, 2005. (3) With certain exceptions, until November 10, 2005, the Company can require the purchaser to return these notes to the Company for cancellation for an obligation of equal dollar amount under a secured first mortgage loan. (4) The weighted average interest and maturity for the unconsolidated JV debt were 5.0% and 4.4 years, respectively. (5) Exchangeable under certain circumstances by the unitholder and redeemable at the option of the Company after a specified non-call period, generally five years from issuance. (6) The Series N preferred units are putable at the opti on of the holder beginning June 1, 2005 and until January 15, 2006 at a price equal to $50 per unit, plus all accrued and unpaid distributions. Beginning September 25, 2006 and until September 25, 2009, the Series N preferred units are redeemable by the Company at a price equal to $49.75 per unit, plus all accrued and unpaid distributions. (7) See Reporting Definitions for the Company’s definitions of “total market capitalization,” “AMB’s share of total market capitalization,” “market equity,” and “preferred.” See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. 23

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CO-INVESTMENT CONSOLIDATED JOINT VENTURES As of September 30, 2005 (dollars in thousands) AMB’s Gross JV Partners’ Ownership Number of Square Book Property Share Joint Ventures Percentage Buildings Feet (1) Value (2) Debt of Debt (3) Co-Investment Operating Joint Ventures: AMB Erie (4) 50% 15 1,921,432 $ 99,345 $ 40,915 $ 20,457 AMB Institutional Alliance Fund I (5) 21% 100 5,829,117 421,215 226,512 179,502 AMB Partners II (6) 20% 105 8,618,334 552,606 286,964 230,056 AMB-SGP (7) 50% 74 8,286,909 434,953 241,092 120,236 AMB Institutional Alliance Fund II (5) 20% 69 7,714,444 479,462 238,944 188,595 AMB-AMS (8) 39% 31 1,688,084 101,153 49,514 30,348 AMB Institutional Alliance Fund III (9) 20% 49 6,305,112 670,263 333,318 264,394 Total Co-Investment Operating Joint Ventures 27% 443 40,363,432 2,758,997 1,417,259 1,033,588 Co-Investment Development Joint Ventures: AMB Partners II (6) 20% 4 478,780 31,774 6,046 4,788 AMB Institutional Alliance Fund II (5) 20% 2 358,640 25,805 7,244 5,795 AMB-AMS (8) 39% 1 279,431 29,442 14,045 8,635 AMB Institutional Alliance Fund III (9) 20% 1 179,400 2,643 — - Total Co-Investment Development Joint Ventures 26% 8 1,296,251 89,664 27,335 19,218 Total Co-Investment Consolidated Joint Ventures 27% 451 41,659,683 $ 2,848,661 $1,444,594 $1,052,806 Partners’ Share of Co-investment Joint Ventures Cash NOI (10) Net Income FFO Cash NOI (10) Net Income FFO For the quarter ended September 30, 2005 $ 51,851 $ 15,205 $ 33,340 $ 38,924 $ 8,964 $ 24,704 For the nine months ended September 30, 2005 $ 150,608 $ 88,405 $ 110,776 $ 112,009 $ 51,092 $ 80,461 (1) For development properties, this represents estimated square feet at completion of development for committed phases of development and renovation projects. (2) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (3) JV partners’ share of debt is defined as total debt less the Company’s share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. (4) AMB Erie is a co-investment partnership formed in 1998 with the Erie Insurance Group. (5) AMB Institutional Alliance Funds I and II are co-investment partnerships with institutional investors, which invest through private REITs. (6) AMB Partners II is a co-investment partnership formed in 2001 with the City and County of San Francisco Employees’ Retirement System. (7) AMB-SGP is a co-investment partnership formed in 2001 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. (8) AMB-AMS is a co-investment partnership with three Dutch pension funds advised by Mn Services NV. (9) AMB Institutional Alliance Fund III is an open-ended co-investment partnership formed in 2004 with institutional investors, which invest through a private REIT. (10) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 24

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call OTHER CONSOLIDATED JOINT VENTURES As of September 30, 2005 (dollars in thousands) AMB’s Gross JV Partners’ Ownership Square Book Property Share Properties Market Percentage Feet Value (1) Debt of Debt (2) Other Industrial Operating Joint Ventures Various 92% 2,956,762 $ 243,025 $ 54,298 $ 3,847 Other Industrial Development Joint Ventures Various 72% 1,677,661 127,523 40,130 17,844 Total Other Industrial Consolidated Joint Ventures 85% 4,634,423 $ 370,548 $ 94,428 $ 21,691 (1) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (2) JV Partners’ Share of Debt is defined as total debt less the Company’s share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. 25

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call UNCONSOLIDATED JOINT VENTURES, MORTGAGE INVESTMENTS AND OTHER INVESTMENTS As of September 30, 2005 (dollars in thousands) AMB’s AMB’s AMB’s Square Net Equity Ownership Share Unconsolidated Joint Ventures Market Feet Investment Percentage of Debt (1) Co-Investment Joint Ventures 1. AMB-SGP Mexico (2) Various, Mexico 1,647,622 $ 7,895 20% $ 12,476 2. AMB Japan Fund I (3) Various, Japan 1,184,662 13,109 20% 15,218 2,832,284 $ 21,004 20% $ 27,694 Total Co-Investment Joint Ventures 9,295,507 $ 41,523 52% $ 92,034 Other Industrial Operating Joint Ventures 50% Other Industrial Development Joint Ventures (4) 719,267 6,577 10,037 Total Unconsolidated Joint Ventures 12,847,058 $ 69,104 42% $ 129,765 Mortgage Mortgage and Loan Investments Market Maturity Receivable (6) Rate 1. Pier 1 (5) SF Bay Area May 2026 $ 12,852 13.0% 2. G.Accion Various November 2006 8,800 12.0% $ 21,652 AMB’s AMB’s Net Ownership Share Other Investments Market Property Type Investment Percentage of Debt (1) 1. Park One Los Angeles Parking Lot $ 75,498 100% $ -2. G.Accion (7) Various Various 46,520 43% 33,919 3. IAT Air Cargo Facilities Income Fund (8) Canada Industrial 2,526 5% — $ 124,544 $ 33,919 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. (2) AMB-SGP Mexico is a co-investment partnership formed in 2004 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. Includes $7.3 million of shareholder loans outstanding at September 30, 2005 between the Company and the co-investment partnership. (3) AMB Japan Fund I is a co-investment partnership formed in 2005 with institutional investors. (4) Square feet for development joint ventures represents estimated square feet at completion of development project. (5) AMB has a 0.1% unconsolidated equity interest (with a 33% economic interest) in this property and also has an option to purchase the remaining equity interest beginning January 1, 2007 and expiring December 31, 2009. (6) The Company holds inter-company loans that it eliminates in consolidations. (7) The Company has a 43% unconsolidated equity interest in G.Accion, a Mexican real estate company. G.Accion provides management and development services for industrial, retail, residential and office properties in Mexico. (8) The Company has an approximate 5% equity interest in IAT Air Cargo Facilities Income Fund, a public Canadian real estate income trust. 26

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call REPORTING DEFINITIONS Acquisition/non-recurring capex includes immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard” or to stabilization. Also includes incremental building improvements and leasing costs that are incurred in an effort to substantially increase the revenue potential of an existing building. AMB’s share of total debt-to-AMB’s share of total book capitalization is calculated using the following definitions: AMB’s share of total debt is the pro rata portion of the total debt based on the Company’s percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. AMB’s share of total book capitalization is defined as the Company’s share of total debt plus minority interests to preferred unitholders and limited partnership unitholders plus stockholders’ equity. AMB’s share of total debt-to-AMB’s share of total market capitalization is calculated using the following definitions: AMB’s share of total debt is the pro rata portion of the total debt based on the Company’s percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company’s definition of “total market capitalization” is total debt plus preferred equity liquidation preferences plus market equity. The Company’s definition of “AMB’s share of total market capitalization” is the Company’s share of total debt plus preferred equity liquidation preferences plus market equity. The Company’s definition of “market equity” is the total number of outstanding shares of the Company’s common stock and common limited partnership units multiplied by the closing price per share of its common stock as of September 30, 2005. AMB’s share of total market capitalization is defined by the Company as the Company’s share of total debt plus preferred equity liquidation preferences plus market equity. Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of a certain date, multiplied by 12. If free rent is granted, then the first positive rent value is used. Completion/Stabilization is generally defined as properties that are 90% leased or properties for which we have held a certificate of occupancy or building has been substantially complete for at least 12 months. Development and renovation GAAP yields are calculated from estimated annual NOI following occupancy stabilization (including straight-line rents) divided by the estimated total investment, including Development Alliance Partner® earnouts (if triggered by stabilization) and associated carrying costs. Fixed charge coverage is adjusted EBITDA divided by total interest expense (including capitalized interest) plus preferred dividends and distributions. Interest coverage is adjusted EBITDA divided by total GAAP interest expense. Market equity is defined by the Company as the total number of outstanding shares of the Company’s common stock and common limited partnership units multiplied by the closing price per share of its common stock as of September 30, 2005. Occupancy percentage represents the percentage of total rentable square feet owned, which is leased, including month-to-month leases, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy. Percentage pre-leased represents the percentage of signed leases only. Preferred is defined by the Company, with respect to its capitalization ratios, as preferred equity liquidation preferences. Renovation projects represent projects where the acquired buildings are less than 75% leased and require signific ant capital expenditures (generally more than 10% — 25% of acquisition cost) to bring the buildings up to operating standards and stabilization (generally 90% occupancy). Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.” Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term. If free rent is granted, then the first positive full rent value is used as a point of comparison. The rental amounts exclude base stop amounts, holdover rent and premium rent charges. If either the previous or current lease terms are under 12 months, then they are excluded from this calculation. If the lease is the first in the unit (first generation) and there is no prior lease for comparison, then it is excluded from this calculation. Same store NOI growth is the change in the NOI (excluding straight-line rents) of the same store properties from the prior year reporting period to the current year reporting period. Same store properties include all properties that were owned as of the end of both the current and prior year reporting periods and excludes development properties for both the current and prior reporting periods. The same store pool is set annually and excludes properties purchased and developments stabilized after December 31, 2003. Same store pool includes Park One parking lot in Los Angeles, California. Second generation TIs and LCs per square foot are total tenant improvements, lease commissions and other leasing costs incurred during leasing of second generation space divided by the total square feet leased. Costs incurred prior to leasing available space are not included until such space is leased. Second generation space excludes newly developed square footage or square footage vacant at acquisition. Square feet owned represents 100% of the square footage of properties either owned directly by the Company or which the Company has a controlling interest in (e.g. consolidated joint ventures) and excludes square footage of development properties prior to completion. Stabilized GAAP cap rates rates are calculated as NOI, including straight-line rents, stabilized to market occupancy (generally 95%) divided by total acquisition cost. The total acquisition cost basis includes the initial purchase price, the effects of marking assumed debt to market, all due diligence and closing costs, SFAS 141 adjustments, planned immediate capital expenditures, leasing costs necessary to achieve stabilization and, if applicable, any estimated costs required to buy-out AMB’s joint venture partners. Tenant retention is the square footage of all leases renewed by existing tenants divided by the square footage of all expiring and renewed leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases. Total market capitalization is defined by the Company as total debt plus preferred equity liquidation preferences plus market equity. Value-added conversion project represents the repurposing of land or a building site for more valuable uses and may include such activities as rezoning, redesigning, reconstructing and retenanting. 27

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call SUPPLEMENTAL FINANCIAL MEASURES DISCLOSURES Adjusted EBITDA. The Company uses adjusted earnings before interest, tax, depreciation and amortization, or adjusted EBITDA, to measure both its operating performance and liquidity. The Company considers adjusted EBITDA to provide investors relevant and useful information because it permits fixed income investors to view income from its operations on an unleveraged basis before the effects of non-cash depreciation and amortization expense. By excluding interest expense, adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. The Company considers adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries. As a liquidity measure, the Company believes that adjusted EBITDA helps fixed income and equity investors to analyze its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. Management uses adjusted EBITDA in the same manner as the Company expects investors to when measuring the Company’s operating performance and liquidity; specifically when assessing its operating performance, and comparing that performance to other companies, both in the real estate industry and in other industries, and when evaluating its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. The Company believes investors should consider adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of the performance of its assets between periods and as against other companies. By excluding interest, taxes, depreciation and amortization when assessing the Company’s financial performance, an investor is assessing the earnings generated by the Company’s operations, but not taking into account the eliminated expenses incurred in connection with such operations. As a result, adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. Adjusted EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for working capital, capital expenditures or contractual commitments. Adjusted EBITDA also does not reflect the cash required to make interest and principal payments on the Company’s outstanding debt. While adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of adjusted EBITDA may not be comparable to EBITDA reported by other companies. Company’s share of total debt. The Company’s share of total debt is the pro rata portion of the total debt based on its percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company believes that its share of total debt is a meaningf ul supplemental measure, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. In addition, it allows for a more meaningful comparison of its debt to that of other companies that do not consolidate their joint ventures. The Company’s share of total debt is not intended to reflect its actual liability should there be a default under any or all of such loans or a liquidation of the joint ventures. Interest coverage. The Company uses interest coverage to measure its liquidity. The Company considers interest coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company’s ability to meet its interest payments on outstanding debt. The Company’s computation of interest coverage may not be comparable to interest coverage reported by other companies. Fixed charge coverage. The Company uses fixed charge coverage to measure its liquidity. The Company considers fixed charge coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company’s ability to meet its interest payments on outstanding debt, make distributions to its preferred unitholders and pay dividends to its preferred shareholders. The Company’s computation of fixed charge coverage may not be comparable to fixed charge coverage reported by other companies. Funds From Operations (“FFO”). The Company believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, the Company considers funds from operations, or FFO, as defined by NAREIT, to be a useful supplemental measure of its operating performance. FFO is defined as net income, calculated in accordance with GAAP, less gains (or losses) from dispositions of real estate held for investment purposes and real estate-related depreciation, and adjustments to derive the Company’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Further, the Company does not adjust FFO to eliminate the effects of non-recurring charges. The Company believes that FFO, as defined by NAREIT, is a meaningful supplemental measure of its operating performance because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expenses. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. The Company believes that the use of FFO, combined with the required GAAP presentations, has been beneficial in improving the understanding of operating results of real estate investment trusts among the investing public and making comparisons of operating results among such companies more meaningful. The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help the investing public compare the operating performance of a company’s real estate between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered as an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs a ssociated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. Net Operating Income (“NOI”). Net operating income is defined as rental revenue, including reimbursements, less property operating expenses, which excludes depreciation, amortization, general and administrative expenses and interest expense. The Company considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of the real estate portfolio. However, NOI should not be viewed as an alternative measure of financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, capital expenditures and leasing costs, or trends in development and construction activities that could materially impact results from operations. Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI. 28

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call AMB PROPERTY CORPORATION CONTACTS Contact Name Title Phone E-mail Address Hamid R. Moghadam Chairman & Chief Executive Officer (415) 733-9401 hmoghadam@amb.com W. Blake Baird President and Director (415) 733-9407 bbaird@amb.com Michael A. Coke EVP, Chief Financial Officer (415) 733-9405 mcoke@amb.com Bruce H. Freedman EVP, Real Estate Operations (617) 619-9301 bfreedman@amb.com Guy F. Jaquier EVP, Chief Investment Officer (415) 733-9406 gjaquier@amb.com Eugene F. Reilly EVP, Development (617) 619-9333 ereilly@amb.com John T. Roberts, Jr. EVP, President, AMB Capital Partners (415) 733-9408 jroberts@amb.com Margan S. Mitchell VP, Corporate Communications (415) 733-9477 mmitchell@amb.com Evaleen G. Andamo Director, Investor Relations (415) 733-9565 eandamo@amb.com Corporate Headquarters Other Principal Office Locations Investor Relations AMB Property Corporation Amsterdam Shanghai Tel: (877) 285-3111 (toll-free) Pier 1, Bay 1 Boston Singapore Fax: (415) 394-9001 San Francisco, CA 94111 Chicago Tokyo E-mail: ir@amb.com Tel: (415) 394-9000 Los Angeles Vancouver Website: www.amb.com Fax: (415) 394-9001 29

Some of the information included in this supplemental analyst package and the conference call to be held in connection therewith contains forward-looking statements, such as those related to development and renovation projects (including stabilization dates, square feet at stabilization or completion, and total investment amounts), lease expirations and future business plans (such as property divestitures and financings), which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws, risks related to doing business internationally and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Risks” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2004.